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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 2000-2
Investor Number 52000032

Determination Date:         17-Oct-00
Remittance Date A-1         20-Oct-00
Remittance Date A-2         03-Nov-00
Month End Date:             30-Sep-00

------------------------------------------------------------------------------------------------------------------------
     (a)      Class A-1 Distribution Amount                                                                1,970,105.11
     (b)      Class A-1 Distribution Principal                                                             1,154,861.73
                          Scheduled Payments of Principal                                  195,378.26
                          Partial Prepayments                                               71,449.72
                          Scheduled Principal Balance Principal Prepayment in Full         379,805.40
                          Scheduled Principal Balance Liquidated Contracts                 508,228.35
                          Scheduled Principal Balance Repurchases                                0.00
                          Previous Undistributed Shortfalls                                      0.00
     (c)      Class A-1 Interest Distribution                                                                815,243.38
              Class A-1 Interest Shortfall                                                                         0.00
     (d)      Class A-1 Remaining Certificate Balance                                                    141,245,728.84

     (e)      Class A-2 Distribution Amount                                                                  568,333.33
     (f)      Class A-2 Distribution Principal                                                                     0.00
                          Scheduled Payments of Principal                                        0.00
                          Partial Prepayments                                                    0.00
                          Scheduled Principal Balance Principal Prepayment in Full               0.00
                          Scheduled Principal Balance Liquidated Contracts                       0.00
                          Scheduled Principal Balance Repurchases                                0.00
     (g)      Class A-2 Interest Distribution                                                                568,333.33
              Class A-2 Interest Shortfall                                                                         0.00
     (h)      Class A-2 Remaining Certificate Balance                                                    100,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                      6.870000%
              Class A-2 Pass Through Rate                                                                      6.600000%
              Class A-2 Holdover Amount                                                                            0.00

     (j)      Senior Monthly Servicing Fee                                                                   202,000.49
              Subordinated Monthly Servicing Fee                                                                   0.00
              Subordinated Monthly Servicing Fees remaining unpaid                                                 0.00
              Section 7.05 Legal Fees                                                                              0.00

     (k)      Servicing Fees Subordination Event                                                      NO

     (l)      Servicer Termination Event                                                              NO

     (m)      Delinquency                                                  # of Contracts               Prin. Balance
                                                                           --------------               -------------
                          a)  Loans 31 to 59 days delinquent                          127                  5,565,913.38
                          b)  Loans 60 to 89 days delinquent                           40                  1,677,002.50
                          c)  Loans delinquent 90 or more days                         36                  1,851,924.50
                                                                            -------------             -----------------
                                                                                      203                  9,094,840.38
                                                                            =============             =================

     (n)      Repurchased Contracts
                          Repurchased Contracts                                    Number             Repurchase Price
                                                                            -------------             -----------------
                          (see attached schedule)        Total Repurchases              0                          0.00
                                                                            =============             =================

     (o)      Repossessions or Foreclosures                                        Number              Actual Balance
                                                                            -------------             -----------------
                                                         BOP Repossessions             81                 $3,195,735.96
                                                   Plus Repossessions this             39                  1,629,384.37
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
                                                                     Month
                                                         Less Liquidations     (15)                         ($532,196.63)
                                                                           -------------              ------------------
                                                         EOP Repossessions     105                        $ 4,292,923.70
                                                                           =============              ==================

     (p)      Enhancement Payment                                                                                   0.00

     (q)      Monthly Advance                                                                                  28,377.82
     (r)      Outstanding Amount Advanced                                                                      28,377.82

     (r)      Deposit to Special Account                                                                            0.00

     (s)      Amount Distributed to Class R Certificateholders                                                      0.00

     (t)      Previous Period Net Weighted Average Contract Rate                                                    9.64%
              Current Period Net Weighted Average Contract Rate                                                     9.66%

     (u)      Number of Manufactured Homes currently held due to repossession                                        105
              Principal balance of Manufactured Homes currently held                                        4,292,923.70

     (v)      Pool Principal Balance Percentage                                                                96.461147%

     (w)      Aggregate Deficiency Amounts                                                                        222.50
              Servicer Deficiency Amounts received                                                                 77.88

     (x)      Additional Items

     (y)      Class A-1 Net Funds Carryover Amount                                                                  0.00
              Class A-2 Net Funds Carryover Amount                                                                  0.00

     (z)      Deposit into the Certificate Account from the 2000-1 Reserve Account                                  0.00
              Class A-2 Net Funds Carryover Amount                                                                  0.00

    (aa)      Cumulative Realized Losses                                                                      626,348.56
              Current Realized Loss Ratio                                                                          1.850%

    (bb)      Draw Amount under the LOC                                                                             0.00
              Undrawn LOC Amount                                                                           50,661,723.43
              Letter of Credit Amount                                                                      50,661,723.43
              Amounts due LOC Provider for reimbursement of previous draws                                          0.00